                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2001


I. RECONCILIATION OF COLLECTION ACCOUNT:
     End of Period Collection Account Balance as of Prior Payment Date:                                                   700,885.49
     Available Funds:
       Contract Payments due and received in this period                                                                6,623,184.84
       Contract Payments due in prior period(s) and received in this period                                               422,975.76
       Contract Payments received in this period for next period                                                          230,325.83
       Sales, Use and Property Tax, Maintenance, Late Charges                                                             214,528.76
       Prepayment Amounts related to early termination in this period                                                     886,154.74
       Servicer Advance                                                                                                   996,312.97
       Proceeds received from recoveries on previously Defaulted Contracts                                                      0.00
       Transfer from Reserve Account                                                                                        9,205.31
       Interest earned on Collection Account                                                                                3,238.53
       Interest earned on Affiliated Account                                                                                  170.33
       Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                              0.00
       Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract < Predecessor
         contract)                                                                                                              0.00
       Amounts paid under insurance policies                                                                                    0.00
       Any other amounts                                                                                                        0.00

                                                                                                                      --------------
     Total Available Funds                                                                                             10,086,982.56
     Less: Amounts to be Retained in Collection Account                                                                   607,386.76
                                                                                                                      --------------
     AMOUNT TO BE DISTRIBUTED                                                                                           9,479,595.80
                                                                                                                      ==============


     DISTRIBUTION OF FUNDS:
       1. To Trustee -  Fees                                                                                                    0.00
       2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                      422,975.76
       3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

            a) Class A1 Principal and Interest                                                                          5,247,049.53
            a) Class A2 Principal (distributed after A1 Note matures) and Interest                                        146,771.63
            a) Class A3 Principal (distributed after A2 Note matures) and Interest                                        393,541.50
            a) Class A4 Principal (distributed after A3 Note matures) and Interest                                        568,896.69
            b) Class B Principal and Interest                                                                             111,788.28
            c) Class C Principal and Interest                                                                             226,656.82
            d) Class D Principal and Interest                                                                             153,746.76
            e) Class E Principal and Interest                                                                             221,014.99

       4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                               0.00
       5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
            a) Residual Interest (Provided no Restricting or Amortization Event in effect)                              1,316,950.61
            b) Residual Principal (Provided no Restricting or Amortization Event in effect)                               174,570.77
            c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                       9,205.31
       6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                      217,937.62
       7. To Servicer, Servicing Fee and other Servicing Compensations                                                    268,489.53
                                                                                                                      --------------
     TOTAL FUNDS DISTRIBUTED                                                                                            9,479,595.80
                                                                                                                      ==============

                                                                                                                      --------------
     End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}           607,386.76
                                                                                                                      ==============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                     $ 6,443,748.69
   - Add Investment Earnings                                                                                                9,205.31
   - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                             0.00
   - Less Distribution to Certificate Account                                                                               9,205.31
                                                                                                                      --------------
End of period balance                                                                                                 $ 6,443,748.69
                                                                                                                      ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                            $ 6,443,748.69
                                                                                                                      ==============

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2001


III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                  Pool A                                                            284,984,903.23
                  Pool B                                                             93,051,096.77
                                                                                    --------------
                                                                                                        378,036,000.00
Class A Overdue Interest, if any                                                              0.00
Class A Monthly Interest - Pool A                                                       931,299.14
Class A Monthly Interest - Pool B                                                       304,080.68

Class A Overdue Principal, if any                                                             0.00
Class A Monthly Principal - Pool A                                                    2,961,799.12
Class A Monthly Principal - Pool B                                                    2,159,080.41
                                                                                    --------------
                                                                                                          5,120,879.53
Ending Principal Balance of the Class A Notes
                  Pool A                                                            282,023,104.11
                  Pool B                                                             90,892,016.36
                                                                                    --------------
                                                                                                        --------------
                                                                                                        372,915,120.47
                                                                                                        ==============

----------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000              Ending Principal
Original Face $378,036,000      Original Face $378,036,000             Balance Factor
       $ 3.267889                               $ 13.546010                   98.645399%
----------------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                  Class A1                                                           62,000,000.00
                  Class A2                                                           59,500,000.00
                  Class A3                                                          122,000,000.00
                  Class A4                                                          134,536,000.00

                                                                                    --------------

Class A Monthly Interest                                                                                378,036,000.00
                  Class A1 (Actual Number Days/360)                                     126,170.00
                  Class A2                                                              146,771.63
                  Class A3                                                              393,541.50
                  Class A4                                                              568,896.69

                                                                                    --------------

Class A Monthly Principal
                  Class A1                                                            5,120,879.53
                  Class A2                                                                    0.00
                  Class A3                                                                    0.00
                  Class A4                                                                    0.00

                                                                                    --------------
                                                                                                          5,120,879.53
Ending Principal Balance of the Class A Notes
                  Class A1                                                           56,879,120.47
                  Class A2                                                           59,500,000.00
                  Class A3                                                          122,000,000.00
                  Class A4                                                          134,536,000.00

                                                                                    --------------
                                                                                                        --------------
                                                                                                        372,915,120.47
                                                                                                        ==============

Class A1
----------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000              Ending Principal
Original Face $62,000,000       Original Face $62,000,000              Balance Factor
       $ 2.035000                               $ 82.594831                   91.740517%
----------------------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2001


V.   CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes
                             Pool A                                                   4,854,835.99
                             Pool B                                                   1,585,164.01
                                                                                    --------------
                                                                                                          6,440,000.00

        Class B Overdue Interest, if any                                                      0.00
        Class B Monthly Interest - Pool A                                                18,508.66
        Class B Monthly Interest - Pool B                                                 6,043.31
        Class B Overdue Principal, if any                                                     0.00
        Class B Monthly Principal - Pool A                                               50,455.48
        Class B Monthly Principal - Pool B                                               36,780.83
                                                                                    --------------
                                                                                                             87,236.31
        Ending Principal Balance of the Class B Notes
                             Pool A                                                   4,804,380.51
                             Pool B                                                   1,548,383.18
                                                                                    --------------
                                                                                                        --------------
                                                                                                          6,352,763.69
                                                                                                        ==============

        -------------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
        Original Face $6,440,000    Original Face $6,440,000          Balance Factor
                  $ 3.812418                      $ 13.546011                98.645399%
        -------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class C Notes
                             Pool A                                                   9,717,210.54
                             Pool B                                                   3,172,789.46
                                                                                    --------------
                                                                                                         12,890,000.00

        Class C Overdue Interest, if any                                                      0.00
        Class C Monthly Interest - Pool A                                                39,237.29
        Class C Monthly Interest - Pool B                                                12,811.46
        Class C Overdue Principal, if any                                                     0.00
        Class C Monthly Principal - Pool A                                              100,989.30
        Class C Monthly Principal - Pool B                                               73,618.77
                                                                                    --------------
                                                                                                            174,608.07
        Ending Principal Balance of the Class C Notes
                             Pool A                                                   9,616,221.24
                             Pool B                                                   3,099,170.69
                                                                                    --------------
                                                                                                        --------------
                                                                                                         12,715,391.93
                                                                                                        ==============

        -------------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
        Original Face $12,890,000   Original Face $12,890,000         Balance Factor
                  $ 4.037917                      $ 13.546010                98.645399%
        -------------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2001


VII.   CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes
                             Pool A                                                   6,475,627.50
                             Pool B                                                   2,114,372.50
                                                                                    --------------
                                                                                                          8,590,000.00

        Class D Overdue Interest, if any                                                      0.00
        Class D Monthly Interest - Pool A                                                28,184.09
        Class D Monthly Interest - Pool B                                                 9,202.45
        Class D Overdue Principal, if any                                                     0.00
        Class D Monthly Principal - Pool A                                               67,300.08
        Class D Monthly Principal - Pool B                                               49,060.14
                                                                                    --------------
                                                                                                            116,360.22
        Ending Principal Balance of the Class D Notes
                             Pool A                                                   6,408,327.42
                             Pool B                                                   2,065,312.36
                                                                                    --------------
                                                                                                        --------------
                                                                                                          8,473,639.78
                                                                                                        ==============

        -------------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
        Original Face $8,590,000    Original Face $8,590,000          Balance Factor
                  $ 4.352333                      $ 13.546009                98.645399%
        -------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class E Notes
                             Pool A                                                   8,096,419.02
                             Pool B                                                   2,643,580.98
                                                                                    --------------
                                                                                                         10,740,000.00

        Class E Overdue Interest, if any                                                      0.00
        Class E Monthly Interest - Pool A                                                56,939.42
        Class E Monthly Interest - Pool B                                                18,591.42
        Class E Overdue Principal, if any                                                     0.00
        Class E Monthly Principal - Pool A                                               84,144.69
        Class E Monthly Principal - Pool B                                               61,339.46
                                                                                    --------------
                                                                                                            145,484.15
        Ending Principal Balance of the Class E Notes
                             Pool A                                                   8,012,274.33
                             Pool B                                                   2,582,241.52
                                                                                    --------------
                                                                                                        --------------
                                                                                                         10,594,515.85
                                                                                                        ==============

        -------------------------------------------------------------------------------
        Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
        Original Face $10,740,000   Original Face $10,740,000         Balance Factor
                  $ 7.032667                      $ 13.546010               98.645399%
        -------------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2001


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

         Beginning Residual Principal Balance
                               Pool A                                                             9,715,134.55
                               Pool B                                                             3,172,111.63
                                                                                               ---------------
                                                                                                                      12,887,246.18

         Residual Interest - Pool A                                                               1,232,430.08
         Residual Interest - Pool B                                                                  84,520.53
         Residual Principal - Pool A                                                                100,967.72
         Residual Principal - Pool B                                                                 73,603.05
                                                                                               ---------------
                                                                                                                         174,570.77
         Ending Residual Principal Balance
                               Pool A                                                             9,614,166.83
                               Pool B                                                             3,098,508.58
                                                                                               ---------------       --------------
                                                                                                                      12,712,675.41
                                                                                                                     ==============


X.   PAYMENT TO SERVICER

          - Collection period Servicer Fee                                                                               268,489.53
          - Servicer Advances reimbursement                                                                              422,975.76
          - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                              217,937.62
                                                                                                                     --------------
         Total amounts due to Servicer                                                                                   909,402.91
                                                                                                                     ==============

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2001


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                               323,844,130.83

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                  0.00

         Decline in Aggregate Discounted Contract Balance                                                              3,365,656.39

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                     --------------
            ending of the related Collection Period                                                                  320,478,474.44
                                                                                                                     ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                      2,489,424.31

             - Principal portion of Prepayment Amounts                                              876,232.08

             - Principal portion of Contracts repurchased under Indenture Agreement
                    Section 4.02                                                                          0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                     0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                              0.00

                                                                                               ---------------
                           Total Decline in Aggregate Discounted Contract Balance                 3,365,656.39
                                                                                               ===============

POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                               105,739,115.35

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                  0.00

         Decline in Aggregate Discounted Contract Balance                                                              2,453,482.66

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                     --------------
            ending of the related Collection Period                                                                  103,285,632.69
                                                                                                                     ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                      2,447,552.67

             - Principal portion of Prepayment Amounts                                                5,929.99

             - Principal portion of Contracts repurchased under Indenture Agreement
                    Section 4.02                                                                          0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                     0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                              0.00

                                                                                               ---------------
                           Total Decline in Aggregate Discounted Contract Balance                 2,453,482.66
                                                                                               ===============
                                                                                                                     --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    423,764,107.13
                                                                                                                     ==============

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

         POOL A                                                                                         Predecessor
                                                                   Discounted           Predecessor     Discounted
         Lease #      Lessee Name                                  Present Value        Lease #         Present Value
         -------      -----------                                  -------------        -------         -------------
                      NONE






                                                                   ------------                         ---------------
                                                       Totals:            $0.00                         $          0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                       $          0.00
         b) ADCB OF POOL A AT CLOSING DATE                                                              $323,844,130.83
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                          0.00%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution  & Servicing Agreement Section 7.02                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD           YES                     NO   X
                                                                                -----                   --------

         POOL B                                                                                         Predecessor
                                                                   Discounted           Predecessor     Discounted
         Lease #      Lessee Name                                  Present Value        Lease #         Present Value
         -------      -----------                                  -------------        -------         -------------
                      NONE






                                                                   ------------                         ---------------
                                                       Totals:            $0.00                         $          0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                       $          0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                              $105,739,115.35
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL, UNLESS RATING AGENCY APPROVES)                           0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
  TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution  & Servicing Agreement Section 7.02                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD           YES                     NO   X
                                                                                -----                   --------

                       DVI RECEIVABLES XVI L.L.C. 2001-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2001


XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)


         POOL A - NON-PERFORMING                                                                        Predecessor
                                                                   Discounted           Predecessor     Discounted
         Lease #      Lessee Name                                  Present Value        Lease #         Present Value
         -------      -----------                                  -------------        -------         -------------
                      NONE                                                                              $          0.00




                                                                   ------------                         ---------------
                                                       Totals:             $0.00                        $          0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                           0.00
         b) ADCB OF POOL A AT CLOSING DATE                                                              $323,844,130.83
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                          0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD        YES                         NO   X
                                                                              -------                    --------

         POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                  Predecessor
                                                                   Discounted           Predecessor     Discounted
         Lease #      Lessee Name                                  Present Value        Lease #         Present Value
         -------      -----------                                  -------------        -------         -------------
                      None







                                                                   ------------                         ---------------
                                                       Totals:            $0.00                         $          0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                   $          0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                              $105,739,115.35
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                          0.00%

       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD           YES                     NO   X
                                                                                -------                 --------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 11, 2001


XV.    POOL PERFORMANCE MEASUREMENTS


1.       AGGREGATE DISCOUNTED CONTRACT BALANCE

         CONTRACTS DELINQUENT > 90 DAYS                                                           TOTAL OUTSTANDING CONTRACTS
         This Month                             1,652,433.68            This Month                             423,764,107.13
         1 Month Prior                            518,858.15            1 Month Prior                          429,583,246.18
         2 Months Prior                                 0.00            2 Months Prior                                   0.00

         Total                                  2,171,291.83            Total                                  853,347,353.31

         a) 3 MONTH AVERAGE                       723,763.94            b) 3 MONTH AVERAGE                     284,449,117.77

         c) a/b                                        0.25%

2.       Does a Delinquency Condition Exist (1c > 6% )?
                                                                                               Yes                  No       X
                                                                                                   -----------         -------------

3.       Restricting Event Check

         A. A Delinquency Condition exists for current period?                                 Yes                  No       X
                                                                                                   -----------         -------------
         B. An Indenture Event of Default has occurred and is then continuing?                 Yes                  No       X
                                                                                                   -----------         -------------

4.       Has a Servicer Event of Default occurred?                                             Yes                  No       X
                                                                                                   -----------         -------------

5.       Amortization Event Check

         A. Is 1c  > 8% ?                                                                      Yes                  No       X
                                                                                                   -----------         -------------
         B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or
              obligation not remedied within 90 days?                                          Yes                  No       X
                                                                                                   -----------         -------------
         C. As of any Determination date, the sum of all defaulted contracts since the
              Closing date exceeds 6% of the ADCB on the Closing Date?                         Yes                  No       X
                                                                                                   -----------         -------------


6.       Aggregate Discounted Contract Balance at Closing Date                                         Balance      $429,583,246.18
                                                                                                                    ---------------


         DELINQUENT LEASE SUMMARY

                  Days Past Due         Current Pool Balance         # Leases
                  -------------         --------------------         --------
                        31 - 60                11,093,022.34               37
                        61 - 90                 6,862,330.62               12
                       91 - 180                 1,652,433.68               10


         Approved By:
         Matthew E. Goldenberg
         Vice President
         Structured Finance and Securitization